SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                March 22, 2005
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                        000-50303                32-0072578
       --------                        ---------                ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                          HLI Operating Company, Inc.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        333-107539              30-0167742
        --------                        ----------              ----------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)


               15300 Centennial Drive, Northville, Michigan 48167
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (734) 737-5000
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

         On March 22, 2005, Hayes Lemmerz International, Inc. (the "Company") met with lenders under its $450 million Senior Secured Term Loan and its $100 million Senior Secured Revolving Credit Facility to request approval of a proposed amendment to its Credit Agreement dated as of June 3, 2003 (the "Credit Agreement") to allow, among other things, the Company to establish under the Credit Agreement a new term loan of up to $150 million principal amount, which new loan would be secured by a second lien on the collateral securing the existing Senior Secured Term Loan and Senior Secured Revolving Credit Facility, and to modify certain financial covenants contained in the Credit Agreement. No assurances can be given that such lenders will approve the proposed amendment.

         The information contained in this report is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained herein is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAYES LEMMERZ INTERNATIONAL, INC.


                                        By: /s/ Patrick C. Cauley
                                            ------------------------
                                            Patrick C. Cauley
                                            Vice President, General Counsel and
                                              Secretary

Dated: March 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HLI OPERATING COMPANY, INC.


                                        By: /s/ Patrick C. Cauley
                                            ---------------------------
                                            Patrick C. Cauley
                                            Vice President, General Counsel and
                                              Secretary

Dated: March 22, 2005